SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SUNAMERICA SERIES TRUST

SA Janus Focused Growth Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

July 28, 2017

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the SA Janus Focused Growth Portfolio (the “Fund”), a series of SunAmerica Series Trust (the “Trust”). On March 23, 2017, the Board of Trustees (the “Trustees”) of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, and Janus Capital Management, LLC (“Janus”) with respect to the Fund (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on May 30, 2017, which is the date Janus Capital Group, Inc., the ultimate parent entity of Janus, merged with Henderson Group plc into a newly formed entity, Janus Henderson Global Investors plc (the “Transaction”). The prior subadvisory agreement between SunAmerica and Janus with respect to the Fund (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment. There is no change in the advisory fees paid by the Fund under the New Subadvisory Agreement, and the terms of the New Subadvisory Agreement are identical to those of the Prior Subadvisory Agreement, except for the effective date of the New Subadvisory Agreement.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and Janus.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA Janus Focused Growth Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE

SA JANUS FOCUSED GROWTH PORTFOLIO

You have received this information statement (the “Information Statement”) because you are invested in the SA Janus Focused Growth Portfolio (the “Fund”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), the Fund’s investment adviser, and Janus Capital Management, LLC (“Janus”) with respect to the Fund. Pursuant to the New Subadvisory Agreement, Janus serves as subadviser to the Fund and is responsible for day-to-day management of the Fund.

The Fund was also subadvised by Janus prior to the effective date of the New Subadvisory Agreement. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon a change in control of Janus. On May 30, 2017, Janus Capital Group, Inc., the ultimate parent entity of Janus, merged with Henderson Group plc into a newly formed entity, Janus Henderson Global Investors plc (the “Transaction”). The closing of the Transaction constituted a change in control of Janus. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or Janus, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement between SunAmerica and Janus with respect to the Fund at an in-person meeting held March 23, 2017 (the “Meeting”) to be effective upon the closing of the Transaction.

The New Subadvisory Agreement is the same in all material respects as the Prior Subadvisory Agreement, except for the effective date of the New Subadvisory Agreement.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish the Fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about July 28, 2017.

The Trust and the Adviser

The Fund is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 5, 2016.

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including Janus, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

The New Subadvisory Agreement

The terms and conditions and the subadvisory fee rates paid to Janus under the New Subadvisory Agreement and Prior Subadvisory Agreement are the same in all material respects, except for the effective date of the agreements and the limitation of liability for Janus. Under the Prior Subadvisory Agreement, Janus shall not have been subject to liability for acts or omissions in the course of, or connected with, rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence, a breach of fiduciary duty, or reckless disregard of obligations or duties. Under the New Subadvisory Agreement, Janus shall not be subject to liability for acts or omissions in the course of, or connected with, rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

The New Subadvisory Agreement provides, among other things, that (i) Janus shall manage the assets of the Fund, (ii) SunAmerica shall compensate Janus for its services, (iii) Janus is authorized to select the brokers or dealers to effect portfolio transactions for the Fund and (iv) Janus shall comply with the Fund’s objectives, investment policies and restrictions and with applicable laws and regulations.

Under the New Subadvisory Agreement, Janus is compensated by SunAmerica (and not the Fund) at the annual rate of 0.35% on the first $250 million and 0.30% on assets over $250 million of the average daily net assets of the Fund that Janus manages.

The New Subadvisory Agreement also provides for automatic termination unless, at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Trustees. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SunAmerica, or the holders of a majority of the outstanding shares of the Fund, on not less than 30 nor more than 60 days’ prior written notice to Janus. The New Subadvisory Agreement is attached as Exhibit A.

For the most recent fiscal year ended January 31, 2017, SunAmerica received gross advisory fees from the Fund in the amount of $2,121,553.36 or 0.85% of the Fund’s average daily net assets. Effective June 30, 2016, SunAmerica contractually agreed to waive a portion of its fee. For the most recent fiscal year ended January 31, 2017, SunAmerica received advisory fees from the Fund in the amount of $1,974,137.50 or 0.79% of the Fund’s average daily net assets, after contractual fee waivers. Prior to June 30, 2016, Marsico Capital Management, LLC (“Marsico”) served as subadviser to the Fund. During the fiscal period from February 1, 2017 through June 29, 2017, SunAmerica paid subadvisory fees to Marsico in the aggregate amount of $459,803.96. During the fiscal period from June 30, 2016 through January 31, 2017, SunAmerica paid subadvisory fees to Janus in the aggregate amount of $515,042.33. If Janus had served as subadviser for such period under the New Subadvisory Agreement, SunAmerica would have paid the same amount of subadvisory fees to Janus. For the most recent fiscal year ended January 31, 2017, after paying subadvisory fees to Marsico and Janus, SunAmerica retained $ $999,291.21 of its advisory fee.

Information about the Subadviser

Janus Capital Management LLC. Janus Capital Management “Janus” is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a wholly-owned subsidiary of Janus Henderson Group plc, a publicly traded company with principal offices at 201 Bishopsgate, EC2M 3AE, United Kingdom, with principal operations in financial asset management businesses that has approximately $331 billion in assets under management as of March 31, 2017.1

The following chart lists the principal executive officers and the directors of Janus and their principal occupations. The business address of each officer and director as it relates to that person’s position with Janus is 151 Detroit Street, Denver, Colorado 80206.

Name and Address	Principal Occupation
Richard Maccoy Weil	Chief Executive Officer

Bruce Lewis Koepfgen	President

David Richard Kowalski	Chief Risk Officer

Jennifer Joyce McPeek	Chief Operating and Strategy officer

Enrique Chang	Chief Investment Officer

Michelle Rose Rosenberg	Deputy General Counsel

Brennan Allen Hughes	Chief Financial Officer

Michael Drew Elder	SVP, Head of North American Distribution

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with Janus or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Janus.

Janus is the investment adviser for other mutual funds, and/or institutional accounts, that have an investment objective similar to that of the Fund. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to Janus for its management services, are set forth below.

Fund Name	Assets as of June 30, 2017 (millions)	Fee Rate (% of average daily net assets)
Janus Forty Fund—Class I Shares	$854	0 .78%

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and Janus with respect to the Fund. The New Subadvisory Agreement with Janus, the existing subadviser to the Fund, was considered in anticipation of the Transaction. In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Fund in the areas of investment supervisory and administrative services;

[1]	Combined merger figures of Janus Capital Group and Henderson Global Investors, as of March 31, 2017.

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Janus;

(3)	the size and structure of the subadvisory fee and any other material payments to Janus;

(4)	the organizational capability and financial condition of Janus and its affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to Janus for managing the Fund.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of Janus and the amounts retained by SunAmerica; and (c) information regarding Janus’ compliance and regulatory history. The Board also took into account extensive information from Janus regarding its services provided to the Trust, which materials the Board reviewed at its October 5, 2016 meeting (the “October Meeting”) in connection with its consideration of the renewal of the Current Subadvisory Agreement.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Janus in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of Janus with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Fund.

Nature, Extent and Quality of Services Provided by Janus. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Janus. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Fund, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Fund’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring Fund performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to Janus, the Board noted that the services currently provided by Janus for the Fund will not change under the New Subadvisory Agreement. The Board further noted that Janus would continue to be responsible for providing investment management services on a day-to-day basis. In such role, Janus will (i) determine the securities to be purchased or sold and execute such documents on behalf of the Fund as may be necessary in connection with its management thereof; (ii) provide SunAmerica with records concerning its activities; and (iii) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Janus’ history, structure and size, and investment experience. The Board was informed that in management’s judgment, Janus has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of Janus that would be responsible for providing investment management services to the Fund as well as current and projected staffing levels. The Board considered that the personnel of Janus that would be responsible for advising the Fund, including the key personnel that will be involved in the investment management, administration, compliance and risk management activities with respect to the Fund, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Fund’s day-to-day investment management and operations is therefore expected to remain intact.

The Board also reviewed and considered Janus’ compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser to the Fund. The Board considered Janus’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Janus’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Janus and that there was a reasonable basis on which to conclude that Janus would provide high quality services to the Trust.

Fund Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Fund’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Fund, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by the Fund to SunAmerica. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to Janus under the New Subadvisory Agreement are the same as those under the Current Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Janus, respectively.

The Board noted that in considering the reasonableness of the subadvisory fee, it had considered extensive expense and performance information during its consideration of the renewal of the Current Subadvisory Agreement at the October Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered advisory fees received by Janus with respect to other mutual funds and accounts with similar investment strategies to the Fund as well as performance data from management and Janus with respect to the Fund and any other mutual funds or other accounts advised or subadvised by Janus with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Fund’s overall performance, performance relative to the Fund’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether Janus will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived. The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Janus in connection with its relationship with the Fund is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with the consideration of the renewal of the Current Subadvisory Agreement. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to Janus as a result of its relationship with the Fund, which could include research benefits obtained by trading the Fund’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Janus’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Janus in its management of the Fund are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Janus as discussed above. The Board also considered that the material terms of the New Subadvisory Agreement are identical to the terms of the Current Subadvisory Agreement.

Conclusions. In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Janus possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of May 31, 2017, all shares of the Fund were owned directly by the separate accounts of American General Life Insurance Company (“American General”), The United States Life Insurance Company in the City of New York (“U.S. Life”) and The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Fund’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
Class 1	SunAmerica Dynamic Strategy Portfolio	8,496,177	87.82%
Class 1	American General	1,124,868	11.63%
Class 2	American General	844,678	100%
Class 3	American General	10,217,629	96.03%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. U.S. Life is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC is a stock life insurance company organized under the laws of the state of Texas and its address is 2929 Allen Parkway, Houston, Texas 77019. SunAmerica Dynamic Strategy Portfolio is a series of the Trust and its address is 1999 Avenue of the Stars, 27th Floor, Los Angeles, CA 90067.

Shareholders that own of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. As of May 31, 2017, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Fund’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Fund as of May 31, 2017.

Brokerage Commissions

For the fiscal year ended January 31, 2017, the Fund did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2017, the Portfolio paid an aggregate amount of $327,352 in shareholder services fees to American General, U.S. Life and VALIC, each of which are affiliates of SunAmerica. In addition, the Fund paid $2,379 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, American General, U.S. Life, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of American International Group, Inc.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Fund are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President SunAmerica Series Trust

Dated: July 28, 2017

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of May 30, 2017 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and JANUS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Subadvisory Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Subadvisory Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

In rendering the services required under this Subadvisory Agreement, the Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, engage, or associate with such affiliated or unaffiliated entities or persons as it believes necessary to assist it in carrying out its obligations under this Subadvisory Agreement; provided, however, that, in the case of any such delegation that involves any such entities or persons serving as an “investment adviser” to the Portfolio(s) within the meaning of the Act, such delegation must meet the requirements of Section 15(a) of the Act and related guidance of, or exemptive orders from, the Securities and Exchange Commission and its staff. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omission of such other persons or entities.

The Subadviser will assist the Portfolios and its agents in determining whether prices obtained by the applicable Portfolio(s) and its agents for valuation purposes accurately reflect the prices on the Subadviser’s portfolio records relating to the assets of the Portfolio for which the Subadviser has responsibility at such times as the Adviser shall reasonably request; provided, however, that the parties acknowledge that the Subadviser is not the pricing or fund accounting agent for the Portfolio(s).

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

The Adviser acknowledges that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio(s) or that a Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private. The Subadviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Portfolio in connection with fluctuations arising from market movements and other events outside the control of the Subadviser.

2. Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Subadvisory Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Subadvisory Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Subadvisory Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act of 1930, as amended; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Subadvisory Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Subadvisory Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the Securities and Exchange Commission, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9. Liability of the Adviser and the Subadviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Subadvisory Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Subadvisory Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Subadvisory Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Subadvisory Agreement.

(c) If the Adviser, the Trust, or the Subadviser, their affiliates, or any officer, director, employee, or agent of any of the foregoing, is entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) in respect of a claim to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing as soon as practicable after receipt of the summons, notice or other first legal process or notice giving information on the nature of such claim; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that such Indemnifying Party is damaged as a result of the failure to give such notice. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding that relates to the indemnifiable claim, and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

10. Term of the Agreement. This Subadvisory Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Subadvisory Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser.

With respect to a Portfolio, this Subadvisory Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Subadvisory Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Subadvisory Agreement with respect to each other Portfolio subject hereto. This Subadvisory Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Subadvisory Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11. Severability. If any provision of this Subadvisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Subadvisory Agreement shall not be affected thereby.

12. Amendments. This Subadvisory Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13. Governing Law. This Subadvisory Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14. Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Subadvisory Agreement in any manner whatsoever except as expressly authorized in this Subadvisory Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Subadvisory Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18. Representations. By execution of this Subadvisory Agreement, Subadviser represents that it is duly registered as an investment adviser with the Securities and Exchange Commission pursuant to the Advisers Act, it is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act, and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Subadvisory Agreement.

The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by a Portfolio (or portion thereof) or that a Portfolio will perform comparably with any benchmark, standard or index, including other clients of the Subadviser.

19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Attention: General Counsel

Adviser:	SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and General Counsel

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Subadvisory Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President and Chief Executive Officer

JANUS CAPITAL MANAGEMENT, LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	SVP & Managing Director

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)
SA Janus Focused Growth Portfolio	0.35% on the first $250 million 0.30% thereafter

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Janus Focused Growth Portfolio

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. The Fund is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on March 23, 2017, the Board of Trustees of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the investment adviser and manager of the Fund, and Janus Capital Management, LLC (“Janus”), the subadviser of the Fund that is responsible for day-to-day management of the Fund. A new subadvisory agreement with Janus was required because of a change in the ownership and control of Janus effective May 30, 2017, which resulted in the automatic termination of the prior subadvisory agreement with Janus under the Investment Company Act of 1940, as amended. There is no change in the advisory fees paid by the Fund under the new subadvisory agreement, and the terms of the new subadvisory agreement are identical to those of the prior subadvisory agreement with Janus, except for the effective date of the agreements.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about July 28, 2017, to all participants in a contract who were invested in the Fund as of the close of business on May 31, 2017. A copy of the Information Statement will remain on AIG’s website until at least May 31, 2018, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until May 31, 2018. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.